SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the "Funds")

                Effective January 1, 2006, the first two paragraphs of the section of part one of the Funds' Statements of Additional Information entitled "SERVICE PROVIDERS -- Transfer Agent" is revised as follows:

Transfer Agent

                Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                                *     For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.

**    Closed accounts are maintained on the system in order to facilitate historical tax information.

October 17, 2005	574754(10/05)